SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 30, 2003

                         TRUMP ATLANTIC CITY ASSOCIATES
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

         New Jersey                    333-00643              22-3213714
         ----------                    ---------              ----------
(State or other jurisdiction of     (Commission File       (I.R.S. Employer
         incorporation)                  Number)         Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                        08401
-------------------------                                        -----
(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                        TRUMP ATLANTIC CITY FUNDING, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      333-00643-02           22-3418939
         --------                      ------------           ----------
(State or other jurisdiction of     (Commission File       (I.R.S. Employer
         incorporation)                  Number)         Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                        08401
-------------------------                                        -----
(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                      TRUMP ATLANTIC CITY FUNDING II, INC.
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      333-43979-03           22-3550202
         --------                      ------------           ----------
(State or other jurisdiction of     (Commission File       (I.R.S. Employer
         incorporation)                  Number)         Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                        08401
-------------------------                                        -----
(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                      TRUMP ATLANTIC CITY FUNDING III, INC.
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      333-43975-03           22-3550203
         --------                      ------------           ----------
(State or other jurisdiction of     (Commission File       (I.R.S. Employer
         incorporation)                  Number)         Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                        08401
-------------------------                                        -----
(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

Item 7.  Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.    Description

99.1           News Release, dated October 30, 2003, of Trump Hotels & Casino
               Resorts, Inc.

Item 9.  Regulation FD Disclosure

         See Item 12, below.

Item 12. Results of Operations and Financial Condition.

         The information set forth under this Item 12 is intended to be furnished under this Item 12, "Results of Operations and Financial Condition," and also under Item 9, "Regulation FD Disclosure." Such information, including
Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

         Attached as Exhibit 99.1 hereto is a News Release, dated October 30, 2003, issued by Trump Hotels & Casino Resorts, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TRUMP ATLANTIC CITY ASSOCIATES

Date:  October 30, 2003             By:   Trump Atlantic City Holding, Inc.,
                                               It's Managing General Partner

                                    By: /s/ John P. Burke
                                       -------------------------------------
                                    Name:    John P. Burke
                                    Title:   Vice President and Treasurer


                                    TRUMP ATLANTIC CITY FUNDING, INC.

Date:  October 30, 2003             By: /s/ John P. Burke
                                       -------------------------------------
                                    Name:    John P. Burke
                                    Title:   Treasurer


                                    TRUMP ATLANTIC CITY FUNDING II, INC.

Date:  October 30, 2003             By: /s/ John P. Burke
                                       -------------------------------------
                                    Name:    John P. Burke
                                    Title:   Treasurer


                                    TRUMP ATLANTIC CITY FUNDING III, INC.

Date:  October 30, 2003             By: /s/ John P. Burke
                                       -------------------------------------
                                    Name:    John P. Burke
                                    Title:   Treasurer

                                  EXHIBIT INDEX

Exhibit No.                              Description

99.1           News  Release,  dated  October 30, 2003, of Trump Hotels & Casino
               Resorts, Inc.